The Universal Institutional Funds, Inc.

522 Fifth Avenue

New York, NY 10036

June 29, 2010

VIA EDGAR

U.S. Securities and Exchange Commission

Judiciary Plaza

100 F Street, N.E.

Washington, D.C. 20549

Attention: Patrick F. Scott

Re:	The Universal Institutional Funds, Inc.

   (File No. 333-03013; 811-07607)

Dear Mr. Scott:

On behalf of The Universal Institutional Funds, Inc. (the “Trust”) with respect to its series the International Magnum Portfolio (the “Portfolio”), attached herewith for filing is Post-Effective Amendment No. 37 to the Trust’s Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended (the “1933 Act”), and pursuant to the Investment Company Act of 1940, as amended (the “Amendment”).

This filing is made pursuant to Rule 485(a) under the 1933 Act for the purpose of (i) changing the Portfolio’s name to the Global Tactical Asset Allocation Portfolio (ii) changing the Portfolio’s investment objective, (iii) changing the Portfolio’s principal investment strategies, and corresponding risks as appropriate, and (iv) changing the Portfolio’s primary benchmark. We understand that we may expect comments on this filing in approximately 30-45 days. Although this Amendment also includes updated information regarding the Trust, we anticipate filing a subsequent 485(b) filing, to include all consents and opinions, as well as any other required information, in anticipation of going automatically effective on the 60th day after the date hereof. No fees are required in connection with this filing.

Should you have any questions regarding the Amendment or the foregoing matters, please do not hesitate to contact Stuart M. Strauss at (212) 698-3529 or Daniel E. Burton of Morgan Stanley at (212) 296-6980.

Very truly yours,

/s/ Stuart M. Strauss
Stuart M. Strauss